U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number 000-51833

Verbena Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Delaware	20-4142447
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

843 Persimmon Lane
Langhorne PA	19047
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code:
((215-741-7006)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

Forward Split of Common Stock

On June 4, 2009, the Company completed a forward stock split of its common stock on a ratio of seven shares for every one share of the Company. The record date of the forward stock split was June 5, 2009, the payment date of the forward split was June 8, 2009, and the ex-dividend date of the forward split was June 9, 2009.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits

Not applicable.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VERBENA PHARMACEUTICALS INC.

Dated: June 4, 2008	By:	/s/ Robert Schneiderman
Name: Robert Schneiderman Title: President, Secretary and Director

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